FEDERATED EQUITY FUNDS

Amendment No. 28
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of Section 5 of Article
III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional
Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Technology Fund
Class A Shares
Class B Shares
Class C Shares


	The undersigned hereby certify that the above-stated
Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2007.

	WITNESS the due execution hereof this 18th day of May, 2007.



/s/ John F. Donahue		/s/ Peter E. Madden
John F. Donahue		Peter E. Madden

/s/ Thomas G. Bigley		/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley		Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.		/s/ John E. Murray, Jr.
John T. Conroy, Jr.		John E. Murray, Jr.

/s/ Nicholas P. Constantakis		/s/ Thomas M. O'Neill
Nicholas P. Constantakis		Thomas M. O'Neill

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue				John S. Walsh

/s/ Lawrence D. Ellis, M.D.		/s/ James F. Will
Lawrence D. Ellis, M.D.			James. F. Will



Current as of:  8/18/94